Supplement dated December 16, 2022

to the

Prospectus dated May 2, 2022

VEL II (93) (“Vari-Exceptional Life”) Policy

Issued By

Commonwealth Annuity and Life Insurance Company

through its
VEL II Separate Account

In the section of your prospectus entitled “THE COMPANY, THE SEPARATE ACCOUNT AND THE FUNDS,” under the subsection “What are the Funds,” the second paragraph is deleted in its entirety and replaced with the following:

Information regarding each Fund, including (i) its name, (ii) its investment objective, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in an appendix to this prospectus. See Appendix A: Funds Available Under the Policy. Each Fund has issued a prospectus that contains more detailed information about the Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Fund prospectuses may be obtained by calling us at 1-800-533-7881 or emailing us at annuityservicecenter@gafg.com.

Under the section of your prospectus entitled “APPENDIX A: FUNDS AVAILABLE UNDER THE POLICY,” the first paragraph is deleted in its entirety and replaced with the following:

The following is a list of Funds available under the policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time. You can request this information at no cost by calling 1-800-533-7881 or emailing us annuityservicecenter@gafg.com.

This Supplement Should Be Retained for Future Reference.

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